UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement

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CLEAN ENERGY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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CLEAN ENERGY TECHNOLOGIES, INC.
2990 Redhill Avenue
Costa Mesa, CA 92626
(949) 273-4990

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that certain common stockholders and a convertible note holder, owning together approximately 59% of the outstanding common stock and voting convertible securities, have approved by written consent in lieu of a stockholders’ meeting:

1.	To increase the authorized shares of common stock from 400,000,000 to 800,000,000 shares with a par value of $0.001 per share.
2.	To amend our amended and restated articles of incorporation to provide for the foregoing increase in our authorized capital.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCK AND NOTE HOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER NEVADA LAW AND OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being transmitted to you on or about July 21, 2017, and we anticipate the effective date of the proposed actions to be August 20, 2017, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent. Please read the accompanying Information Statement carefully.

July 21, 2017	Very truly yours,

/s/ Meddy Sahebi
Meddy Sahebi
Executive Director

CLEAN ENERGY TECHNOLOGIES, INC.
2990 Redhill Avenue
Costa Mesa, CA 92626
(949) 273-4990

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share of Clean Energy Technologies, Inc., a Nevada corporation, which we refer to herein as “CETY,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about July 21, 2017. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On June 28, 2017, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 209,722,163 shares of common stock issued. Each share of common stock entitles the holder thereof to one vote on all matters submitted to a vote of common stockholders. We also had outstanding a convertible note that entitles the holder of the note to vote on all matters on which holders of common stock are entitled to vote, on an as-converted basis, based on the maximum number of shares of common stock into with the note is convertible, applying any then-applicable conversion limitation. The note is subject to a limitation prohibiting conversion of the note into more than 4.99% of the post-conversion shares of common stock without the consent of the company.  As a result, the note is entitled to 11,014,773 votes and the total votes that may be cast on the matter of approving the increase in the authorized common stock is 220,736,936.  The holder of the note has provided its written consent to approve the increase in the authorized common stock of the company and the amendment to our amended and restated articles of incorporation.  The common stock and the convertible note constitute the only outstanding classes of CETY securities outstanding and generally entitled to vote.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS OR SECURITY HOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Effective June 29, 2017, four of our common stockholders who beneficially owned 118,635,523 shares or approximately 57% of the voting power of the common stock and the holder of our one convertible note with voting rights, representing 11,014,773 votes, consented in writing:

1.	To increase the authorized shares of common stock from 400,000,000 to 800,000,000 shares with a par value of $0.001 per share.
2.	To amend our amended and restated articles of incorporation to provide for the foregoing increase in our authorized capital.

Prior thereto, on June 28, 2017, our board of directors approved the above actions, subject to approval by the stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to the matters of action being taken. In addition, pursuant to the laws of Nevada, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of our voting shares in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 calendar days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

TABLE OF CONTENTS

FORWARD-LOOKING INFORMATION

4

QUESTIONS AND ANSWERS

4

SUMMARY

5

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

6

REASONS FOR THE ACTIONS TAKEN BY STOCKHOLDER WRITTEN CONSENT

9

AUTHORIZED SHARE INCREASE

9

WHERE YOU CAN FIND MORE INFORMATION

11

EFFECTIVE DATE

11

MISCELLANEOUS MATTERS

11

CONCLUSION

12

FORWARD-LOOKING INFORMATION

Information included in this Information Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Clean Energy Technologies, Inc., to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the company, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we have no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Security holders owning a majority of the voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the security holders take?

A: The security holders executed a written consent dated June 29, 2017:

1.	To increase the authorized shares of common stock from 400,000,000 to 800,000,000 shares with a par value of $0.001 per share.
2.	To amend our amended and restated articles of incorporation to provide for the foregoing increase in our authorized capital.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the actions taken by written consent.

Q: Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the increase in authorized shares of common stock?

A: You will not recognize any gain or loss for U.S. federal income tax purposes as a result of the increase in the authorized shares of our common stock.

Q: Where can I find more information about the company?

A: We file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at 2990 Redhill Avenue, Costa Mesa, CA 92626.

SUMMARY

This summary sets forth certain selected information about the company and about other information contained in this Information Statement that may be important to you to better understand transactions referred to in this Information Statement.

Clean Energy Technologies, Inc.

We design, build, and market clean energy products focused on energy efficiency and environmentally sustainable technologies and we perform electronics manufacturing services for third parties.  Our principal products are based upon the Clean Cycle™ heat recovery system, offered by our wholly owned subsidiary Clean Energy HRS LLC.  Our Clean Cycle™ captures waste heat from a variety of sources and turns it into electricity that users can use, store, or export, such as to an external or utility power grid.  The proven, cutting-edge Clean Cycle™ technology allows commercial and industrial heat generators or sources to boost their overall energy efficiency with no additional fuel, no pollutants, and virtually no maintenance.  The engineering and manufacturing resources from our electronics manufacturing services business support our heat recovery solutions business.  We intend also to leverage these capabilities to identify and exploit other clean energy technologies and opportunities.

The Clean Cycle™ heat recovery solution is an Organic Rankine Cycle, or ORC, system.  An ORC system is a closed-loop heat recovery steam generator system, sometimes referred to as an HRS or an HRSG, that utilizes heat from a heat source, such as an existing power generation system, to heat a fluid to produce steam.  The steam then passes through a turbine generator, and turbine generator converts the kinetic energy in the steam to produce electrical energy, which can be used, stored, or exported.  The ORC cycle then recycles and further cools the fluid medium to again use heat from the external heat source to continue the power-generation cycle.

The technology at the heart of the Clean Cycle™ is a magnetic levitation bearing generator, which requires no oil or other lubricants and has no gear box.  The turbine generator and related power management electronics are what convert the kinetic energy in the steam cycle into electrical energy.  There are over 100 Clean Cycle™ HRS units installed globally with more than one million fleet operating hours in diesel, gas, and biomass applications.

The magnetic levitation bearing generator technology was originally developed by Calnetix, Inc.  General Electric International, Inc. acquired the rights to the technology in certain applications from Calnetix in 2010.  In September 2015, with assistance and concurrent investment from ETI Partners IV, LLC, our CE HRS subsidiary acquired General Electric’s rights to the technology in those applications, together with General Electric’s related HRS technology and improvements, pursuant to an Asset Purchase Agreement with General Electric International, Inc. and General Electric Company that was filed as Exhibit 10.1 to our Current Report on Form 8K dated September 11, 2015 and a concurrent

Transaction Completion and Financing Agreement, a Loan, Guarantee, and Collateral Agreement, and a Registration Rights Agreement with ETI Partners IV, LLC.  CE HRS made an initial purchase price payment of $300,000 at closing and issued a three-year $1.2 million promissory note to GEII with respect to payment of the balance of the cash portion of the purchase price.  CE HRS also assumed certain liabilities of GEII related to the acquired assets.  In connection with the Asset Purchase Agreement, we also entered into various ancillary agreements customary for asset acquisition transactions of this type.

Pursuant to our license agreement with Calnetix (which General Electric assigned to us in connection with the Asset Purchase Agreement), we market and sell our Clean Cycle™ products world-wide to ORC-based application where heat is sourced from reciprocating combustion engines, of any type (other than those employed on transiting marine vessels), gas or steam turbine systems used for power generation, and biomass boiler systems.  Our rights in these applications are exclusive.  We also market our Clean Cycle™ products world-wide on a non-exclusive basis in the following applications, whether or not ORC-based:  reciprocating combustion engines, of any type (except those employed on transiting marine vessels or in the automotive application for cars, trucks, and other motor vehicles); gas or steam turbine systems with an ISO rated power output above one megawatt (1 MW); and applications that use biomass as a source of heat.  We have also periodically negotiated to obtain additional non-exclusive marketing rights to the technology from Calnetix as commercial opportunities have arisen that are not in conflict with other licensees of Calnetix.

Our growth strategy is to scale up our business by focusing on the significant installed base of power generation and biomass boiler systems ideally suited to ORC-based heat recovery systems, exploiting market segments and regions where there are significantly high electricity prices, and identifying and exploiting incentive markets as they are available.  We sell equipment and complete heat recovery systems globally directly to end customers and also through distributors.  We also commercialize our heat recovery systems through lease and energy-based programs where appropriate.   We are also developing technology co-ventures with owners of compatible power generation technology to develop integrated energy production systems to exploit additional potential customers.

To finance our business and planned growth and to compensate and incentivize our employees and consultants, we have in the past and expect to continue in the future to issue or our securities, including our common stock and securities, convertible, or exercisable or exchangeable for common stock.  Our board of directors and majority security holders have determined that it is in the best interest of the company to have additional authorized but unissued shares of common stock available for issuance or sale by the board of directors in furtherance of the company’s business goals.

We file reports with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act. Our reports can be found on EDGAR at www.sec.gov. Our common stock is quoted on the OTC Market website under the trading symbol “CETY.”

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDERS

On June 28, 2017, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 209,722,163 shares of common stock issued and outstanding and 7,500 shares of series D preferred stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Although our series D preferred stock has certain voting rights affecting the series D preferred stock or the creation of a series of preferred stock on parity with or senior to the series D preferred stock, only our common stock is entitled to vote on the amendment of our amended and restated articles of incorporation to increase our authorized common stock.  We also had outstanding on the record date a convertible note that entitles the holder of the note to vote on all matters on which holders of common stock are entitled to vote, on an as-converted basis, based on the maximum number of shares of common stock into with the note is convertible, applying any then-applicable conversion limitation.  The note is subject to a limitation prohibiting conversion of the note into more than 4.99% of the post-conversion shares of common stock without the consent of the company.  As a result, the note is entitled to 11,014,773 votes and the total votes that may be cast on the matter of approving the increase in the authorized common stock is 220,736,936.  The holder of the note has provided its written consent to approve the increase in the authorized common stock of the company and the amendment to our amended and restated articles of incorporation.  The common stock and the convertible note constitute the only outstanding classes of CETY securities outstanding and generally entitled to vote.

Accordingly, the aggregate voting power of the common stock and the note was 220,736,936 votes.  The common stock and the note constitute the only outstanding classes of CETY securities outstanding and generally entitled to vote.

As of June 28, 2017, the voting power of the issued and outstanding common stock was 209,709,509 votes.  By written consents dated June 29, 2017, our common stockholders who beneficially owned 118,635,523 shares or approximately 57% of the voting power of the common stock and the holder of our one convertible note with voting rights, representing 11,014,773 votes, consented in writing:

1.	To increase the authorized shares of common stock from 400,000,000 to 800,000,000 shares with a par value of $0.001 per share.
2.	To amend our amended and restated articles of incorporation to provide for the foregoing increase in our authorized capital.

Previously, on June 28, 2017, our board of directors approved the above actions, subject to approval by the stockholders.

Not less than 20 days after mailing or giving this Information Statement to our common stockholders, we will file a certificate of amendment to our amended and restated articles of incorporation to reflect that our authorized shares of common stock are 800,000,000 shares with a par value of $0.001 per share.

Because the action was approved by the written consent of security holders holding a majority of our voting power, no proxies are being solicited with this Information Statement.

Nevada corporate law provides in substance that unless a company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

No consideration was paid for the consent.

All shares of our common stock have equal rights and privileges with respect to voting, liquidation and dividend rights.  Each share entitles the holder thereof to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the common stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation.  Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities.  The common stock is not subject to redemption and carries no subscription or conversion rights.  Our one convertible security with general voting rights votes in the same manner as the common stock into which it is convertible, subject to an absolute limit of 4.99%.

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of June 28, 2017, the number of shares of our common stock beneficially owned by (1) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock; (2) our directors; (3) our named executive officers; and (4) all of our directors and executive officers as a group.  In accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, beneficial ownership of common stock includes any common stock as to which a named person or entity holds voting power, which includes the power to vote, or to direct the voting of, common stock and/or, investment power, which includes the power to dispose, or to direct the disposition of, common stock, and also includes any common stock the person or entity has the right to acquire such beneficial ownership within 60 days of June 28, 2017, including upon exercise, conversion, or exchange of outstanding securities.  Beneficial ownership percentages are based on 209,722,163 shares of our common stock outstanding as of June 28, 2017.  The table includes the percentage ownership of each named person or entity, if greater than 1%.

Name and Address of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	Percentage

ETI Partners IV LLC (2)	84,580,323	40%
Cyberfuture One LP (3)	25,830,000	12%
Kambiz Mahdi, CEO & Director (4)	6,866,000	3%
John Bennett, CFO & Director (5)	1,359,200	--
Robert Young, Director (6)	4,075,000	2%
Meddy Sahebi, Executive Chairman (7)	450,000	--
William Maloney, Director (8)	450,000	--
Juha Rouvinen, Director (9)	450,000	--
Erin Falconer, Director (10)	450,000	--
All directors and officers as a group (7 persons) (11)	98,680,523	46%

(1)	The address of each beneficial owner listed is c/o Clean Energy Technologies, Inc., Board of Directors, 2990 Redhill Ave, Costa Mesa, California 92626.
2)

ETI Partners IV LLC (“P-IV”) is a private investment company organized as a Delaware limited liability company.  Energy Technology Innovations, Inc. is the Manager of P-IV.  Mr. Sahebi, Executive Chairman of the company, is the President of Energy Technology Innovations, Inc.

(3)

In connection with their purchase of 15,330,000 shares of common stock from P-IV in November 2016, Cyberfuture One LP entered into a voting agreement agreeing and irrevocable 10-year proxy granting to P-IV the right to vote all such 15,330,000 shares of common stock in the same manner and proportion as common stock held by PIV.  The voting agreement and proxy do not include the following corporate transactions, to the extent they require a vote of stockholders:  sales of material, all or substantially all of the company’s or its subsidiaries’ assets, merger, consolidation, business combinations or other transactions that would result in a change in control of the company, issuance of equity securities other than pursuant to equity incentive plans approved by the board of directors, increase of the authorized number of shares of common stock or preferred stock, creation and designation of any new series of preferred stock, repurchase or redemption of any shares of capital stock, reclassification of any existing security, and dissolution or liquidation.

(4)

The shares of common stock are held directly by the Kambiz and Bahareh Mahdi Living Trust and indirectly by Kambiz Mahdi and Bahareh Mahdi as Trustees.  In 2015 and 2016 Mr. Mahdi received 150,000 and 0 respectively in the form of common stock for his service on the board of directors.  Does not include shares of common stock as to which Mr. Mahdi may be deemed to have indirect beneficial ownership through his ownership interest in PIV.  Mr. Mahdi’s ownership interest in P-IV is a founder interest subject to the senior rights of other non-founder members in P-IV and is subject to repurchase by P-IV for nominal consideration over a four-year vesting period based on his continued service to CETY.  The repurchase right lapses as to one-fourth of Mr. Mahdi’s ownership interest in P-IV on each of the first through fourth anniversaries from October 1, 2015.  Mr. Mahdi does not have the power to vote or direct the vote of any of such shares of common stock as to which he may be deemed to have indirect beneficial ownership.

(5)

On March 18, 2011, Mr. Bennett purchased 102,092 shares of common stock from Barrett Evans, the former CEO and chairman of the company in a private transaction for $5,000, or $0.048 per share.  In addition, on June 26, 2011, Mr. Bennett was granted 100,000 shares of common stock as additional compensation for his employment for the year ended December 31, 2012.  Pursuant to Mr. Bennett's employment terms, he was granted 400,000 shares in 2014 and 400,000 in 2015.  He was also granted 100,000 shares for board of director fees 2014 and 150,000 shares in 2015.

(6)

Includes 3,125,000 shares that may be acquired upon conversion of convertible series D preferred stock and 250,000 shares which may be acquired by exercising warrants held by RDK Enterprises, LLC, of which Mr. Young is a member and as to which he may be deemed to have beneficial economic ownership.  In 2013, 2014, and 2015, Mr. Young received common stock grants of 100,000 shares, 150,000 shares and 150,000 shares respectively for his services as a director.  In 2016, Mr. Young received a 300,000-share option grant for his service as a director.  The exercise price of the options is $0.03 per share, the fair market value on the date of grant.

(7)

Does not include 84,580,323 shares of common stock beneficially owned by P-IV.  As President of Energy Technology Innovations, Inc., the manager of P-IV, Mr. Sahebi may be deemed to be the indirect beneficial owner of all 84,580,323 shares of common stock beneficially owned by P-IV.  Mr. Sahebi’s ownership interest in P-IV is a founder interest subject to the senior rights of other non-founder members in PIV.  Includes 450,000 shares that may be acquired upon exercise of options granted to Mr. Sahebi in 2016 as a director of the corporation for service as a director.  The exercise price of the options is $0.03 per share, the fair market value on the date of grant.

(8)

Does not include 7,560,321 shares of common stock Mr. Maloney may be deemed indirectly to beneficially own through his ownership interest in P-IV.  Mr. Maloney does not have the power to vote or direct the vote or dispose or direct the disposition of any of such shares of common stock.  Includes 450,000 shares that may be acquired upon exercise of options granted to Mr. Maloney in 2016 as a director of the corporation for service as a director.  The exercise price of the options is $0.03 per share, the fair market value on the date of grant.

(9)

Does not include 7,000,000 shares of common stock Mr. Rouvinen may be deemed indirectly to beneficially own through his ownership interest in P-IV.  Mr. Rouvinen does not have the power to vote or direct the vote or dispose or direct the disposition of any of such shares of common stock.  Includes 450,000 shares that may be acquired upon exercise of options granted to Mr. Maloney in 2016 as a director of the corporation for service as a director.  The exercise price of the options is $0.03 per share, the fair market value on the date of grant.

(10)

Includes 450,000 shares that may be acquired upon exercise of options granted to Ms. Falconer in 2016 as a director of the corporation for service as a director.  The exercise price of the options is $0.03 per share, the fair market value on the date of grant.

(11)

Includes all 84,580,323 shares of common stock beneficially owned by P-IV.  Energy Technology Innovations, Inc. is the Manager of P-IV.  Mr. Sahebi, Executive Chairman of the company, is the President of Energy Technology Innovations, Inc.

REASONS FOR THE ACTIONS TAKEN BY STOCKHOLDER WRITTEN CONSENT

AUTHORIZED SHARE INCREASE

General

Our board of directors has adopted a resolution to amend our amended and restated articles of incorporation to increase the number of shares of common stock authorized for issuance from 400,000,000 to 800,000,000. A majority of our security holders entitled to vote have given their written consent to the resolution. Under the Nevada revised statutes, the written consent of the holders of a majority of the voting power necessary to authorize or take the action is effective as stockholder approval.  Under Article 8 of our amended and restated articles of incorporation, the holders of our common stock are entitled to vote upon an amendment to our amended and restated articles of incorporation to increase the authorized number of shares of our common stock.

Reasons

Our board of directors and the holders of a majority of the voting power necessary to authorize an amendment to our amended and restated articles of incorporation to increase our authorized common stock have approved the amendment to our amended and restated articles of incorporation to provide us with flexibility in pursuing our long-term business objectives. We have in the past and may in the future pursue opportunities that will involve the issuance or sale of our common stock, including to obtain capital, acquire assets, hire or engage employees or consultants, or incentivize employees or consultants. A reserve of common stock available for issuance from time-to-time will enable us to entertain a broad variety of business and financing opportunities, including corporate or asset acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of employees or consultants contributing to our success. We do not currently have any definitive plans or arrangements for such issuances.

We also currently have outstanding options and warrants to purchase shares of our common stock, but the aggregate of such options and warrants does not presently necessitate an increase in our authorized common stock.  We also currently have outstanding convertible notes entitling the holders thereof to convert such notes into shares of our common stock either with or without the payment of additional consideration.  None of such notes, however, currently permits the holder thereof to convert into more than 4.99% of our outstanding common stock without our consent.

As a result of the increase in authorized common stock, there will be 590,277,837 shares of common stock available for issuance (without regard to shares issuable upon exercise or conversion of outstanding options, warrants, or convertible securities). The board of directors will be authorized in some circumstances to issue the additional common stock without having to obtain the approval of our stockholders. Nevada law requires that the board use its reasonable business judgment to assure that we obtain “fair value” when we issue shares. Nevertheless, the issuance of the additional shares would dilute the proportionate interest of current stockholders. The issuance of the additional shares could also result in the dilution of the value of shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of our common stock.

The increase in the number of shares of common stock available for issuance is not being done to impede any takeover attempt. Nevertheless, the power of the board of directors to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the company. If a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make us unattractive to the party seeking control of us. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

When the increase will go into effect

We cannot file the amendment to the amended and restated articles of incorporation reflecting the increase in authorized shares, until 20 days after the date this Information Statement has been mailed or given to stockholders.  In addition, prior to filing the amendment to the amended and restated articles of incorporation reflecting the increase in authorized shares, we must notify FINRA by filing an Issuer Company Related Action Notification Form.  This form is required to be filed with FINRA no later than ten (10) days prior to the anticipated filing date, which we currently expect to be August 10, 2017.  Our failure timely to make such filing may constitute fraud under Section 10 of the Exchange Act.

Effect of the increase in authorized common stock

Following the increase in our authorized shares of common stock, we will effectively be able to issue 590,277,837 shares of common stock (without accounting for shares reserved for upon exercise or conversion of options, warrants, or convertible securities) without stockholder consent. These shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire a business or assets, or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our common stock held by our current stockholders and could dilute our net tangible book value.

The following table reflects the authorized shares and outstanding shares of common stock before and after the increase in authorized shares of common stock (without accounting for shares reserved for upon exercise or conversion of options, warrants, or convertible securities):

Shares of common and preferred stock	Before amendments	After amendments

Authorized Common Shares	400,000,000	800,000,000
Common Shares Outstanding	209,722,163	209,722,163
Remaining Authorized Common Shares Available for Issuance	190,277,837	590,277,837
Authorized Preferred Shares	10,000,000	10,000,000
Preferred Shares Outstanding (series D)	7,500	7,500
Remaining Authorized Preferred Shares Available for Issuance	9,992,500	9,992,500

Amendment of Amended and Restated Articles of Incorporation

To implement the actions taken by written consent of the security holders described above, we will file with the Secretary of State of Nevada a certificate of amendment to our amended and restated articles of incorporation on or after August 10, 2017, and it will become effective on the date of such filing. The amendment to the amended and restated articles of incorporation will provide that the authorized shares of common stock of the company will be 800,000,000 with a par value of $0.001 per share.

Stock Transfer Agent

Our stock transfer agent is Colonial Stock Transfer Company, Inc., 66 E Exchange Pl, Salt Lake City, UT 84111. Its telephone number is (801) 355-5740.

No Appraisal Rights

Under Nevada Revised Statutes, stockholders are not entitled to appraisal rights with respect to the actions contemplated herein.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about CETY that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the increase in our authorized shares of common stock will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed or given to our common stockholders. We anticipate that the actions contemplated herein will be effected on or about August 20, 2017.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on July 14, 2017, as the record date for the determination of stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about July 21, 2017 to all stockholders of record as of the record date, July 14, 2017.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

July 21, 2017	/s/ Meddy Sahebi
Meddy Sahebi
Executive Chairman

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